Exhibit 10.2

SUPPLEMENT AND JOINDER AGREEMENT

THIS SUPPLEMENT AND JOINDER AGREEMENT (this “Agreement”) is made this 2nd day of July, 2015, by and among STRAYER EDUCATION, INC., a Maryland corporation (the “Borrower”), STRAYER UNIVERSITY, LLC, a Maryland limited liability company, formerly known as The Strayer University Corporation, a Maryland corporation, formerly known as Strayer University, Inc., a Maryland corporation (“SU” or a “Subsidiary Loan Party,” and together with the Borrower, collectively, the “Loan Parties,” and individually, a “Loan Party”), the Lenders (as defined below), and SUNTRUST BANK, a Georgia banking corporation (“SunTrust”), BANK OF AMERICA, N.A. (“Bank of America”), BANK OF MONTREAL (“BMO”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), TD BANK, N.A. (“TD”), and UNION BANK & TRUST (“Union,” and together with SunTrust, Bank of America, BMO, PNC and TD, collectively, the “Increase Lenders,” and each, an “Increase Lender”), and SUNTRUST BANK, as administrative agent for the Lenders referred to below (the “Administrative Agent”), as issuing bank (the “Issuing Bank”), and as swingline lender (the “Swingline Lender”). Reference is made to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 8, 2012, by and among the Borrower, certain banks and other financial institutions from time to time parties thereto, and the Administrative Agent, as amended by the First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement, of even date herewith (the “First Amendment”), by and among the Borrower, the other Loan Parties, the Lenders party thereto, and the Administrative Agent (as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms used herein and not herein defined shall have the meanings given to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Increase Lenders (each Increase Lender and each other bank or financial institution which is a party to the Credit Agreement immediately prior to the effectiveness hereof and of the First Amendment are referred to collectively herein as the “Lenders”), which are parties to the Credit Agreement immediately prior to the date hereof, have agreed to increase their respective Revolving Commitments; and

WHEREAS, after giving effect hereto and to the First Amendment, the Revolving Commitments and the Aggregate Revolving Commitments and the total Commitments of the Lenders, will be adjusted as reflected on Annex 1 attached hereto1, such that, after giving effect hereto and to the First Amendment, the Aggregate Revolving Commitments will be $150,000,000; and

WHEREAS, the Administrative Agent is willing to give effect hereto and to the First Amendment provided that the Borrower, the other Loan Parties, the Administrative Agent and the Increase Lenders enter into this Agreement;

1 All amounts give effect to the funding and repayment of the applicable Loans as of the Effective Date (as hereinafter defined) and the Amendment Effective Date (as such term is defined in the First Amendment).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

AGREEMENT

1.            Incorporation of Recitals. The Recitals hereto are incorporated herein by reference to the same extent and with the same force and effect as if fully set forth herein.

2.            Intentionally Deleted.

3.            Funding of Commitments. Pursuant to Section 2.2 of the Credit Agreement, each Increase Lender hereby agrees to fund its respective Commitment with each Lender having the resulting Revolving Commitment and total Commitment set forth on Annex 1 attached hereto.

4.            Intentionally Deleted.

5.            Intentionally Deleted.

6.            Effectiveness of Agreement. This Agreement and the amendments contained herein shall become effective on the date (the “Effective Date”) when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:

(a)           The Administrative Agent shall have received counterparts of this Agreement, duly executed and delivered on behalf of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders party hereto, the First Amendment, duly executed and delivered on behalf of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders party thereto, as well as allonges to the Revolving Credit Notes or amended and restated Revolving Credit Notes and/or new Revolving Credit Notes, in the principal amount of each Revolving Loan Lender’s Revolving Commitment (after giving effect to this Agreement and the First Amendment), made payable to the order of such Revolving Loan Lender, and the other Modification Documents (as such term is defined in the First Amendment), duly executed and delivered by all parties thereto.

(b)           After giving effect hereto and to the First Amendment, no event shall have occurred and be continuing that constitutes a Default or an Event of Default.

(c)           All representations and warranties of the Borrower contained in the Credit Agreement, and all representations and warranties of each other Loan Party in each Loan Document to which it is a party, shall be true and correct in all material respects (or, if qualified by materiality, in all respects) at the Effective Date as if made on and as of such Effective Date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date).

(d)           The Borrower shall have delivered to the Administrative Agent a certificate of the Secretary or Assistant Secretary of each Loan Party in form and substance reasonably acceptable to the Administrative Agent, attaching and certifying copies of its bylaws and of the resolutions of its boards of directors, or comparable organizational documents and authorizations, authorizing the execution, delivery and performance of the Modification Documents to which it is a party and certifying the name, title and true signature of each officer of such Loan Party executing the Modification Documents to which it is a party.

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(e)           The Administrative Agent shall have received all other documents, statements, certificates or other materials required by Section 4 of the First Amendment.

(f)            All documents delivered pursuant to this Agreement must be of form and substance reasonably satisfactory to the Administrative Agent.

(g)           Payment by the Borrower in immediately available funds of the fees agreed to in the Fee Letter described in the First Amendment and the fees and expenses required to be paid by Section 12 of this Agreement.

7.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns.

8.            No Further Amendments. Nothing in this Agreement or any prior amendment to the Loan Documents shall require the Administrative Agent or any Lender to grant any further amendments to the terms of the Loan Documents. Each of the Borrower and each other Loan Party acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

9.            Representations and Warranties. Each of the Borrower and each other Loan Party represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors or comparable managing body and (ii) all other representations and warranties made by the Borrower and each other Loan Party in the Loan Documents to which it is a party, are true and correct in all material respects (or, if qualified by materiality, in all respects) on the Effective Date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date). Each of the Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Lenders, the Issuing Bank and the Swingline Lender that, after giving effect to the terms of this Agreement, no Default has occurred and been continuing.

10.          Confirmation of Lien. Each of the Borrower and each other Loan Party hereby acknowledges and agrees that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Credit Agreement and the other Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect such lien, charge or encumbrance or the priority thereof over other liens, charges, encumbrances or conveyances.

11.          Ratification. Other than as set forth herein and in the First Amendment, the terms of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are ratified and affirmed by the Borrower and each other Loan Party.

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12.          Fees and Expenses. On or prior to the Effective Date, the Borrower agrees to pay such fees to the Administrative Agent or the Lead Arrangers as required by the Fee Letter described in the First Amendment. The Borrower agrees to pay the reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the preparation, due diligence and administration of this Agreement.

13.          Severability. Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.          Governing Law. This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the Commonwealth of Virginia. THIS AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

15.          Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective duly authorized representatives all as of the day and year first above written.

BORROWER:

STRAYER EDUCATION, INC., a Maryland corporation

By:	/s/ Daniel W. Jackson
Name:	Daniel W. Jackson
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

SUBSIDIARY LOAN PARTIES:

STRAYER UNIVERSITY, LLC, a Maryland limited liability company

By:	/s/ Daniel W. Jackson
Name:	Daniel W. Jackson
Title:	Executive Vice President and Treasurer

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

INCREASE LENDERS:

SUNTRUST BANK
as a Lender

By:	/s/ James Ford
Name:	James Ford
Title:	Managing Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

BANK OF AMERICA, N.A.
as a Lender

By:	/s/ Michael D. Brannan
Name:	Michael D. Brannan
Title:	Sr. Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

BANK OF MONTREAL
as a Lender

By:	/s/ Christina M. Boyle
Name:	Christina M. Boyle
Title:	Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Steven Day
Name:	Steven Day
Title:	Assistant Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TD BANK, N.A.
as a Lender

By:	/s/ Robert L. Offutt
Name:	Robert L. Offutt
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

UNION BANK & TRUST
as a Lender

By:	/s/ Debbie H. Young
Name:	Debbie H. Young
Title:	SVP

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDERS:

SUNTRUST BANK
as a Lender

By:	/s/ James Ford
Name:	James Ford
Title:	Managing Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

BANK OF AMERICA, N.A.
as a Lender

By:	/s/ Michael D. Brannan
Name:	Michael D. Brannan
Title:	Sr. Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

BANK OF MONTREAL
as a Lender

By:	/s/ Christina M. Boyle
Name:	Christina M. Boyle
Title:	Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Steven Day
Name:	Steven Day
Title:	Assistant Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

TD BANK, N.A.
as a Lender

By:	/s/ Robert L. Offutt
Name:	Robert L. Offutt
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

UNION BANK & TRUST
as a Lender

By:	/s/ Debbie H. Young
Name:	Debbie H. Young
Title:	SVP

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

Consented and agreed to:

SUNTRUST BANK, as Administrative Agent, as Issuing Bank and as Swingline Lender

By:	/s/ James Ford
Name:	James Ford
Title:	Managing Director

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

Annex 1

COMMITMENT AMOUNTS

Lender	Revolving Commitment Amount
SunTrust Bank	$32,500,000
Bank of Montreal	$32,500,000
PNC Bank, National Association	$32,500,000
Bank of America, N.A.	$27,500,000
TD Bank, N.A.	$15,000,000
Union Bank & Trust	$10,000,000
Total	$150,000,000